UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 29, 2025

Broadcom Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-38449	35-2617337
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3421 Hillview Avenue

Palo Alto, California 94304

(Address of principal executive offices including zip code)

(650) 427-6000

( Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.001 par value	AVGO	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

On September 22, 2025, Broadcom Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with J.P. Morgan Securities LLC, BofA Securities, Inc. and BNP Paribas Securities Corp., acting for themselves and as representatives of the several underwriters named therein (collectively, the “Underwriters”), pursuant to which the Company agreed to issue and sell to the Underwriters $5,000,000,000 aggregate principal amount of its senior notes, consisting of $1,000,000,000 aggregate principal amount of its 4.200% senior notes due 2030 (the “2030 Notes”), $2,250,000,000 aggregate principal amount of its 4.800% senior notes due 2036 (the “2036 Notes”) and $1,750,000,000 aggregate principal amount of its 4.900% senior notes due 2038 (the “2038 Notes” and together with the 2030 Notes and the 2036 Notes, the “Notes”).

The Notes were registered under the Securities Act of 1933, as amended (the “Act”), pursuant to the Company’s registration statement on Form S-3ASR (File No. 333-280715) (the “Registration Statement”), dated July 8, 2024. On September 24, 2025, the Company filed with the U.S. Securities and Exchange Commission (the “SEC”) a prospectus supplement (the “Prospectus Supplement”), containing the final terms of the Notes pursuant to Rule 424(b)(2) of the Act. The Notes were sold pursuant to the Underwriting Agreement and were issued pursuant to the Prospectus Supplement. The Notes are governed by the Indenture, dated July 12, 2024 (the “Base Indenture”), between the Company and Wilmington Trust, National Association, as trustee (the “Trustee”), as supplemented by the Supplemental Indenture No. 5, dated September 29, 2025 (the “Supplemental Indenture”), between the Company and the Trustee.

The 2030 Notes will mature on October 15, 2030, the 2036 Notes will mature on February 15, 2036 and the 2038 Notes will mature on February 15, 2038. The Notes are unsecured, unsubordinated obligations of the Company and will rank equally in right of payment with all of the Company’s existing and future unsecured, unsubordinated indebtedness, liabilities and other obligations. The Notes will not be guaranteed by any of the Company’s subsidiaries and will therefore be structurally subordinated to the indebtedness and other liabilities of the Company’s subsidiaries.

On September 23, 2025, the Company’s subsidiaries (x) Broadcom Corporation and Broadcom Technologies Inc. (the “Issuers”) provided notice to holders of the outstanding 3.875% Senior Notes due 2027 (the “3.875% Notes”), issued pursuant to that certain Indenture, dated as of January 19, 2017 (as amended, supplemented or otherwise modified from time to time, the “3.875% Indenture”), by and among Broadcom Corporation, Broadcom Technologies Inc. (as successor to Broadcom Cayman Finance Limited) and Wilmington Trust, National Association, (y) CA, Inc. (“CA”) gave notice to holders of its outstanding 4.700% Senior Notes due 2027 (the “4.700% Notes”), issued pursuant to that certain Indenture, dated as of June 1, 2008 (as amended, supplemented or otherwise modified from time to time, the “4.700% Indenture”), by and among CA and the U.S. Bank Trust Company, National Association (as successor to U.S. Bank National Association) and (z) VMware LLC (f/k/a VMware, Inc.) (“VMware”) gave notice to holders of its outstanding 4.650% Senior Notes due 2027 (the “4.650% Notes” and, together with the 3.875% Notes and the 4.700% Notes, collectively the “Redeemed Notes”) issued pursuant to that certain Indenture, dated as of August 21, 2017 (as amended, supplemented or otherwise modified from time to time, the “4.650% Indenture” and, together with the 3.875% Indenture and the 4.700% Indenture, each an “Indenture”), by and among VMware and The Bank of New York Mellon Trust Company, N.A., that, in the case of the 3.875% Notes, on October 23, 2025, in the case of the 4.700% Notes, on October 23, 2025, and in the case of the 4.650% Notes, on October 3, 2025 (each date, a “Redemption Date”), the Issuers, CA, or VMware, as applicable, will redeem an aggregate principal amount of $2,922,282,000 of 3.875% Notes outstanding, an aggregate principal amount of $215,416,000 of 4.700% Notes outstanding and an aggregate principal amount of $500,000,000 of 4.650% Notes outstanding, which, in each case, comprises the full aggregate principal amount of Redeemed Notes outstanding under such series.

Each series of Redeemed Notes will be redeemed at a redemption price of 100% of the principal amount thereof plus the sum of present values of remaining scheduled payments of principal and interest thereon, discounted to the respective Redemption Date on a semi-annual basis at the Treasury Rate (as defined in the respective Indenture) plus, in the case of the 3.875% Notes, 25 basis points, in the case of the 4.700% Notes, 35 basis points, and, in the case of the 4.650% Notes, 50 basis points, as of, and accrued and unpaid interest to, but excluding, the applicable Redemption Date in accordance with the terms of the applicable Indenture for such series of Redeemed Notes.

Please refer to the Prospectus Supplement dated September 22, 2025 for additional information regarding the Notes offering and the material terms and conditions of the Notes. The foregoing summary of the Notes does not purport to be complete and is qualified in its entirety by reference to the full text of (i) the Underwriting Agreement attached hereto as Exhibit 1.1; (ii) the Base Indenture, filed as Exhibit 4.1 to the Company’s Current Report on Form 8-K filed with the SEC on July 12, 2024, a copy of which is attached hereto as Exhibit 4.1; (iii) the Supplemental Indenture attached hereto as Exhibit 4.2; and (iv) the forms of Notes attached hereto as Exhibits 4.3 through 4.5, inclusive, each of which are incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

1.1	Underwriting Agreement, dated September 22, 2025, by and among Broadcom Inc., J.P. Morgan Securities LLC, BofA Securities, Inc. and BNP Paribas Securities Corp. (acting for themselves and as representatives of the several underwriters named therein).

4.1	Indenture, dated July 12, 2024, between Broadcom Inc. and Wilmington Trust, National Association, as trustee (incorporated by reference to Exhibit 4.1 to Broadcom Inc. Current Report on Form 8-K (File No. 001-38449) filed with the SEC on July 12, 2024).

4.2	Supplemental Indenture No. 5, dated September 29, 2025, between Broadcom Inc. and Wilmington Trust, National Association, as trustee.

4.3	Form of 4.200% Note due 2030 (included in Exhibit 4.2 to this Current Report on Form 8-K).

4.4	Form of 4.800% Note due 2036 (included in Exhibit 4.2 to this Current Report on Form 8-K).

4.5	Form of 4.900% Note due 2038 (included in Exhibit 4.2 to this Current Report on Form 8-K).

5.1	Opinion of Wachtell, Lipton, Rosen & Katz, dated September 29, 2025, with respect to the Notes.

23.1	Consent of Wachtell, Lipton, Rosen & Katz (included in Exhibit 5.1 to this Current Report on Form 8-K).

104	Cover Page Interactive Data File (formatted as Inline XBRL).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 29, 2025

Broadcom Inc.

By:	/s/ Kirsten M. Spears
Name:	Kirsten M. Spears
Title:	Chief Financial Officer and Chief Accounting Officer